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                                                                  Execution Copy





                  TOYOTA AUTO RECEIVABLES 1996-A GRANTOR TRUST
             $722,335,000 6.30% ASSET BACKED CERTIFICATES, CLASS A
              $22,632,000 6.50% ASSET BACKED CERTIFICATES, CLASS B


                             UNDERWRITING AGREEMENT


                                                                   July 17, 1996


Goldman, Sachs & Co.
Lehman Brothers Inc.
    c/o Goldman, Sachs & Co.
    85 Broad Street
    New York, New York 10004
         As Joint Global Coordinators,
         Bookrunners and Representatives of the
         several Underwriters


Dear Sirs:

         Section 1. Introductory. Toyota Motor Credit Receivables Corporation, a California corporation (the "Seller") and a wholly owned subsidiary of Toyota Motor Credit Corporation, a California corporation ("TMCC"), proposes to sell to each of the several underwriters named in
Schedule I-A hereto (the "Class A Certificates Underwriters") $722,335,000.00 aggregate principal amount of 6.30% Asset Backed Certificates, Class A (the "Class A Certificates") and to each of the several underwriters named in
Schedule I-B hereto (the "Class B Certificates Underwriters", and together with the Class A Certificates Underwriters, the "Underwriters") $22,632,000.00 aggregate principal amount of 6.50% Asset Backed Certificates, Class B (the "Class B Certificates", and, together with the Class A Certificates, the "Subject Certificates") of the Toyota Auto Receivables 1996-A Grantor Trust (the "Trust"). Goldman, Sachs & Co. and Lehman Brothers Inc. will act as representatives for the Class A Certificates Underwriters and will be the sole Class B Certificates Underwriters, and in such capacities shall herein be the "Representatives". The Seller also proposes to sell, pursuant to a separate private placement agreement dated the date hereof, $9,430,267.42 aggregate principal amount of 7.35% Asset Backed Certificates, Class C (the "Class C Certificates" and together with the Subject Certificates, the "Certificates")
of the Trust.   Each Certificate will represent a fractional undivided interest in the Trust.  The assets of the Trust will include, among
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other things, a pool of retail installment sale contracts (the "Receivables")
secured by the new and used automobiles and light duty trucks financed thereunder (the "Financed Vehicles") and certain monies due or to become due thereunder on or after July 1, 1996 (the "Cutoff Date"). The Receivables and other assets of the Trust will be sold by TMCC to the Seller pursuant to a Receivables Purchase Agreement (the "Receivables Purchase Agreement") to be dated as of July 1, 1996 between TMCC and the Seller. As of the Cutoff Date, the Receivables had an aggregate principal balance of $754,397,267.42, the Class A Certificates in the aggregate will represent an approximate 95.75% undivided interest in the Trust, equal to $722,335,000.00 of the aggregate principal balance of the Receivables, the Class B Certificates in the aggregate will represent an approximate 3.00% undivided interest in the Trust, equal to $22,632,000.00 of the aggregate principal balance of the Receivables and, the Class C Certificates in the aggregate will represent an approximate 1.25% undivided interest in the Trust, equal to $9,430,267.42 of the aggregate principal balance of the Receivables, all as described in the Prospectus, as defined below. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement" and, together with the "Receivables Purchase Agreement, the "Basic Documents") to be dated as of July 1, 1996, among the Seller, TMCC, as servicer (in such capacity, the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee").

         This Underwriting Agreement shall hereinafter be referred to as "this Agreement". Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

          Section 2.  Representations and Warranties of the Seller and TMCC.

         (a) Each of the Seller and TMCC, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

               (i) A registration statement on Form S-3 (No. 333-4336), including a form of prospectus supplement, relating to the Subject Certificates and a form of prospectus relating to each class of securities to be registered under such registration statement (the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission") and either (A) has been declared effective under the Securities Act of 1933, as amended (the "Act"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (i) any additional registration statement (the "additional registration statement") relating to the Subject Certificates has been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and declared effective upon filing pursuant to Rule 462(b) and the Subject Certificates have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement or (ii) any such additional registration statement proposed to be filed with the Commission pursuant to Rule 462(b) will become effective upon filing pursuant to Rule 462(b) and upon such filing the Subject Certificates will have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Seller does not propose to amend the initial registration statement, any such




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         additional registration statement or any post-effective amendment to either such registration statement filed with the Commission prior to the execution and delivery of this Agreement, then the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) under the Act ("Rule 462(c)") or Rule 462(b).

               For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Seller has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) or (B) if the Seller has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If the Seller has advised the Representatives that it proposes to file, but has not filed, an additional registration statement prior to the execution and delivery of this Agreement, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof.

               The initial registration statement, as amended at its Effective Time, including all information (A) contained in the additional registration statement (if any), (B) deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement (if any) pursuant to the General Instructions of the Form on which it is filed and (C) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) under the Act ("Rule 430A(b)"), is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including (A) the contents of the initial registration statement incorporated by reference therein and (B) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus supplement relating to the Subject Certificates (the "Prospectus Supplement") and the form of prospectus (the "Base Prospectus") relating to the Registered Securities (including the Subject Certificates), as first filed with the Commission in connection with the offering and sale of the Subject Certificates pursuant to and in accordance with Rule 424(b) under the Act ("Rule 424(b)") or, if no such filing is required, as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". Any reference herein to "Registration Statement", "preliminary prospectus" or "Prospectus"





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          shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") on or before the Effective Date of the Registration Statement or the issue date of such preliminary prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any preliminary prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference; any reference in this Agreement to documents, financial statements and schedules and other information which is "contained", "included", "stated", "described" or "referred to" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such documents, financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

                   (ii) (A) On the Effective Date of any Registration Statement whose Effective Time is prior to the execution and delivery of this Agreement, each such Registration Statement conformed, (B) on the date of this Agreement each such Registration Statement conforms and (C) on any related Effective Date subsequent to the date of this Agreement, each such Registration Statement will conform, in all material respects with the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the "Rules and Regulations"), and at such times did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. At the time of the filing of the Prospectus pursuant to Rule 424(b) or, if no such filing is required, at the Effective Date of the Additional Registration Statement that includes the Prospectus, on the date of this Agreement and at the Closing Date (as such term is defined in Section 3 hereof), the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and does not include, or will not include, any untrue statement of a material fact, nor does the Prospectus omit, nor will it omit, any material fact, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The two immediately preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Seller by any Underwriter through the Representatives specifically for use therein. If the Effective Time of the Initial Registration Statement is subsequent to the date of this Agreement, no Additional Registration Statement has been or will be filed.

                  (iii) The consummation of the transactions contemplated by this Agreement and the Basic Documents, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation of any lien, charge, or encumbrance upon any of the property or assets of the Seller or TMCC pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement,





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        guarantee, lease financing agreement or similar agreement or instrument under which the Seller or TMCC is a debtor or guarantor.

          (iv) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required to be obtained or made by the Seller or TMCC for the consummation of the transactions in the manner contemplated by this Agreement except such as have been obtained and made under the Act or the Rules and Regulations, such as may be required under state securities laws and the filing of any financing statements required to perfect the transfer of the Receivables.

          (v) Neither the Seller nor TMCC is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which could have a material adverse effect on the transactions contemplated herein or in the Basic Documents. The execution, delivery and performance of this Agreement and the Basic Documents and the issuance and sale of the Certificates and compliance with the terms and provisions of the Certificates will not, subject to obtaining any consents or approvals as may be required under the securities laws of various jurisdictions (in the United States and elsewhere), result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Seller or TMCC or any of their respective properties or any agreement or instrument to which the Seller or TMCC is a party or by which the Seller or TMCC is bound or to which any of their respective properties is subject, or with the charter or by-laws of the Seller or TMCC, and each of the Seller and TMCC has full corporate power and authority to enter into this Agreement and the Basic Documents and to consummate the transactions contemplated hereby and thereby.

          (vi) This Agreement has been duly authorized, executed and delivered by the Seller and TMCC.

          (vii) The Seller has caused to be filed with the Commission on July 8, 1996 the Current Report on Form 8-K (as amended) with respect to the Term Sheet dated July 8, 1996 relating to the Subject Certificates.

        (b) As of the Closing Date, the representations and warranties of the Seller and of TMCC in the Basic Documents will be true and correct, and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

        Section 3. Purchase, Sale and Delivery of the Certificates. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the several Underwriters, and the Class A Certificates Underwriters agree, severally and not jointly, to purchase from the Seller, the respective principal amounts of Class A Certificates set forth opposite the names of the Class A Certificates Underwriters in Schedule I-A hereto and the Class B Certificates Underwriters agree, severally and not jointly,





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to purchase from the Seller, the respective principal amounts of Class B
Certificates set forth opposite the names of the Class B Certificates Underwriters in Schedule I-B hereto. The Subject Certificates are to be purchased at a purchase price equal to (i) in the case of the Class A Certificates, 99.797851% of the aggregate principal amount thereof plus accrued interest at the Class A Pass Through Rate from (and including) July 20, 1996, to (but excluding) the Closing Date and (ii) in the case of the Class B Certificates, 99.642563% of the aggregate principal amount thereof plus accrued interest at the Class B Pass Through Rate from (and including) July 20, 1996, to (but excluding) the Closing Date.

         The Class A Certificates will initially be represented by four certificates representing $722,335,000 aggregate principal amount of Class A Certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company, New York, New York ("DTC") (the "Class A DTC Certificates"). The Class B Certificates will initially be represented by one certificate representing $22,632,000 aggregate principal amount of Class B Certificates registered in the name of Cede & Co., the nominee of DTC (the "Class B DTC Certificates", and together with the Class A DTC Certificates, the "DTC Certificates"). The interests of beneficial owners of the DTC Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Subject Certificates will be available only under the limited circumstances specified in the Pooling and Servicing Agreement.

         The Seller will deliver the DTC Certificates to the Representatives for the respective securities accounts of the Underwriters at the office of DTC, 55 Water Street, 49th Floor, New York, New York 10004, against payment to the Seller of the purchase price for the Certificates by wire transfer in immediately available funds, at 10:00 a.m., New York time, on July 24, 1996, or at such other time not later than seven full business days thereafter as the Seller, TMCC and the Representatives determine, such time being herein referred to as the "Closing Date". The certificates evidencing the DTC Certificates will be made available for checking and packaging at the office of Bankers Trust Company in The City of New York at least 24 hours prior to the Closing Date.

         Section 4. Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Subject Certificates for sale to the public as set forth in the Prospectus.

         Section 5. Certain Agreements of the Seller and TMCC. Each of the Seller and TMCC, as the case may be, jointly and severally, covenants and agrees with the several Underwriters that:

                (a) If the Effective Time is prior to the execution and delivery of this Agreement, the Seller will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) not later than the second business day following the execution and delivery of this Agreement. The Seller will advise the Representatives promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Subject Certificates under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Seller will file the Additional Registration Statement or a post-effective amendment thereto, as the case may





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be, with the Commission pursuant to and in accordance with Rule 424(b) on or prior to 10:00 p.m., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Underwriter.

         (b) The Seller will advise the Representatives promptly of any proposal to amend or supplement the initial registration statement or any additional registration statement as filed or the related prospectus or any Registration Statement or the Prospectus and will not effect any such amendment or supplement without the consent of the Representatives; and the Seller will also advise the Representatives promptly of the effectiveness of each Registration Statement (if the related Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplement of any Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of any Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

         (c) If, at any time when a prospectus relating to the Subject Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Seller will promptly notify the Representatives and will promptly prepare and file, or cause to be prepared and filed, with the Commission an amendment or supplement which will correct such statement or omission, or an amendment or supplement which will effect such compliance. Neither the Representatives' consent to, nor the delivery by the Representatives of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
Section 6 hereof.

         (d) As soon as practicable, but not later than the Availability Date (as defined below), the Seller will cause the Trustee to make generally available to the Certificateholders an earnings statement with respect to the Trust covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or of any Additional Registration Statement) that will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the Seller's fourth fiscal quarter following the Seller's fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Seller's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

         (e) The Seller will furnish to the Representatives copies of each Registration Statement as originally filed and each amendment thereto (in each case at least two of which will include all exhibits), and to the Underwriters each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representatives may reasonably request. The Prospectus shall be so furnished no later than 3:00 p.m., New York City time, on the second





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business day following the later of the execution and delivery of this
Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be furnished as soon as available. The Seller will pay the expenses of printing and distributing to the Underwriters all such documents.

         (f) The Seller will arrange for the qualification of the Certificates for sale under the securities laws of such jurisdictions in the United States as the Representatives may reasonably designate and will continue such qualifications in effect so long as required for the distribution of the Subject Certificates, provided that the Seller shall not be obligated to qualify to do business nor become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified.

         (g) The Seller will use its reasonable efforts to list the Class A Certificates on the Luxembourg Stock Exchange and The Stock Exchange of Hong Kong Limited, subject only to notice of issuance and for clearance of the Class A Certificates.

         (h) So long as any of the Certificates are outstanding, the Seller or TMCC, as the case may be, will deliver or cause to be delivered to the Representatives (i) copies of each report regarding the Certificates mailed to Certificateholders pursuant to Section 4.10 of the Pooling and Servicing Agreement, (ii) the annual statement as to compliance and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Sections 3.11 and 3.12 of the Pooling and Servicing Agreement (as amended), as soon as such statements are furnished to the Trustee, (iii) copies of all documents required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any order of the Commission thereunder and (iv) such other information concerning the Seller, TMCC (relating to the Receivables, the servicing thereof or the ability of TMCC to act as Servicer), the Certificates or the Trust as the Representatives may reasonably request from time to time.

         (i) The Seller and TMCC will pay all expenses incident to the performance of their respective obligations under this Agreement, including without limitation, (i) expenses incident to the printing, reproduction and distribution of the Registration Statement as originally filed and each amendment thereto, preliminary prospectuses and the Prospectus (including any amendments and supplements thereto), (ii) the fees and disbursements of the Trustee and its counsel, (iii) the fees and disbursements of counsel to the Seller and TMCC (as previously agreed) and the independent public accountants of the Seller, (iv) the fees charged by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's", and together with Moody's, the "Rating Agencies") in connection with the rating of the Class A Certificates and the Class B Certificates, (v) the fees of DTC in connection with the book-entry registration of the DTC Certificates, (vi) the fees and expenses of listing the Class A Certificates on each of the Luxembourg Stock Exchange and The Stock Exchange of Hong Kong Limited, and the fees and expenses of any counsel or listing agent in connection therewith and
(vii) expenses incurred in distributing





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preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with the qualification of the Certificates for sale under the securities laws of such jurisdictions in the United States as the Representatives may designate pursuant to Section 5(f) hereof.

         (j) On or before the Closing Date, the Seller and TMCC shall cause their respective books and records (including any computer records) relating to the Receivables to be marked to show the Trust's absolute ownership of the Receivables, and from and after the Closing Date neither the Seller nor TMCC, as Servicer, shall take any action inconsistent with the Trust's ownership of such Receivables, other than as permitted by the Pooling and Servicing Agreement or as required by law.

         (k) For a period of 14 days from the date hereof, neither the Seller, TMCC nor any of their respective affiliates will, except with respect to the private sale of the Class C Certificates, without the prior written consent of the Representatives, directly or indirectly, offer, sell or contract to sell or announce the offering of, in a public or private transaction, any other collateralized securities similar to the Certificates.

         (l) So long as any Certificates are outstanding, the Seller and TMCC will cause to be delivered to the Representatives a reliance letter relating to each Opinion of Counsel delivered to either Rating Agency by counsel to the Seller or counsel to TMCC pursuant to either Basic Document.

         (m) To the extent, if any, that the rating at the Closing Date provided with respect to the Class A Certificates or the Class B Certificates by either Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by the Seller or TMCC, the Seller or TMCC, as the case may be, shall furnish such documents and take any such other actions as may be required.

         Section 6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Subject Certificates will be subject to the accuracy of the respective representations and warranties on the part of the Seller and TMCC herein, to the accuracy of the statements of the Seller and TMCC made in any officers' certificates pursuant to the provisions hereof, to the performance by the Seller and TMCC of their respective obligations hereunder and to the following additional conditions precedent:

         (a) On (i) the date of this Agreement, the Representatives and the Seller shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if such Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such





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Effective Time), of Price Waterhouse LLP confirming that they are independent public accountants with respect to the Seller and TMCC within the meaning of the Act and the Rules and Regulations, with respect to certain information contained in the Registration Statements [and the Prospectus] and substantially in the form of the draft to which the Representatives previously have agreed and otherwise in form and in substance satisfactory to the Representatives and counsel for the Underwriters and (ii) the Closing Date, the Representatives and the Seller shall have received a letter, dated as of the Closing Date, from Price Waterhouse LLP, updating the letter referred to in clause (i) above, in form and substance satisfactory to the Representatives and counsel for the Underwriters. As used in this subsection, (i) "Registration Statements" shall mean (A) the Initial Registration Statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, if the Effective Time of the Initial Registration Statement is subsequent to the date of this Agreement, or (B) the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, if the Effective Time is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, and (ii) "Prospectus" shall mean any preliminary or final prospectus with respect to the Subject Certificates, together with any supplement thereto.

         (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 p.m., New York time, on the date of this Agreement or such later date as shall have been consented to by the Representatives. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 p.m., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Underwriter. Prior to the Closing Date, no stop order suspending the effectiveness of any Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or the Representatives, shall be contemplated by the Commission.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any material adverse change in the condition, financial or otherwise, or in the business affairs or business prospects of the Seller or TMCC which, in the reasonable judgment of the Representatives (after consultation with the Underwriters), materially impairs the investment quality of the Class A Certificates or the Class B Certificates, or makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Class A Certificates or the Class B Certificates; (ii) any downgrading in the rating of any debt securities of TMCC or Toyota Motor Sales, U.S.A., Inc. or any of their direct or indirect subsidiaries by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, the Luxembourg Stock Exchange or The Stock Exchange of Hong Kong Limited or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of TMCC on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by federal, California or New York authorities; or
(v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Representatives (after consultation with the Underwriters), the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Class A Certificates or the Class B Certificates.

         (d)  The Representatives shall have received:

         (1) The favorable opinion, dated the Closing Date, of Andrews & Kurth L.L.P., special counsel for the Seller and TMCC, in form and scope satisfactory to the Representatives, to the effect that:

                 (i) Each Basic Document has been duly authorized by all necessary corporate action on the part of each of the Seller and TMCC and has been executed and delivered by each of the Seller and TMCC and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a legally valid and binding obligation of each of the Seller and TMCC enforceable in accordance with its respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally and by the application of general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), including, without limitation
                 (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                (ii)  The Certificates have been duly and validly authorized and, when executed and authenticated by the Trustee as specified in the Pooling and Servicing Agreement and delivered against payment of the consideration specified in this Agreement in the case of the Subject Certificates and as specified in the private placement agreement with respect to the Class C Certificates, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally and by the application of general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), including, without limitation (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

      (iii) Neither the Seller nor the Trust is required to be registered under the Investment Company Act of 1940, as amended.

       (iv) With respect to Financed Vehicles in the State of California, no filing or other action other than (A) the filing of a UCC financing statement naming TMCC as transferor and the Seller as the transferee, and (B) the filing of a UCC financing statement naming the Seller as the transferor and the Trustee as transferee, which filings have been completed, is necessary to perfect the transfer and assignment of TMCC's security interest in such Financed Vehicles to the Seller, and the Seller's security interest in such Financed Vehicles to the Trustee, respectively, and as a result of such transfer and assignment and filing of such financing statements, the Trustee has a first perfected security interest in such Financed Vehicles, except that so long as TMCC is named as the legal owner and lien holder on a certificate of title, TMCC has the ability to release the security interest in the Financed Vehicle or to assign it to another party.

        (v) The Trust will not be classified as an association taxable as a corporation for federal or California income tax purposes and, instead, under subpart E, part I of subchapter J of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, the Trust will be treated as a grantor trust and each holder of Subject Certificates will be treated as the owner of an undivided interest in the income and corpus attributable to the Trust.

       (vi) The statements in the Prospectus Supplement under "Summary--Tax Status" and "--ERISA Considerations", and "ERISA Considerations", and in the Base Prospectus under the "Summary--Tax Status" and "--ERISA Considerations", "Certain Federal Income Tax Consequences", and "ERISA Considerations", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

      (vii) This Agreement has been duly authorized by all necessary corporate action on the part of each of the Seller and TMCC, and has been duly executed and delivered by each of the Seller and TMCC.

     (viii) No authorization, approval, consent or order of any court or governmental agency or body is required, under the Federal law of the United States or the laws of the State of California or the State of New York, for the consummation by either the Seller or TMCC of the transactions contemplated in this Agreement or the Basic Documents except such as may be required under the Act, the Rules and Regulations or state securities laws, and those authorizations, approvals, consents, orders and filings which have previously been obtained or made and are in full force and effect as of the Closing Date; provided, that such counsel need express no opinion as to state securities laws.

     (ix) To such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened, to which the Seller or TMCC is a party or of which any property of the Seller or TMCC is the subject required to be disclosed in the Registration Statements, other than those disclosed therein,
(A) asserting the invalidity of this Agreement, any Basic Document or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the Basic Documents, (C) that would, if determined adversely to TMCC or the Seller, materially and adversely affect the performance by the Seller or TMCC of its respective obligations under, or the validity or enforceability of, this Agreement, either Basic Document or the Certificates or (D) seeking adversely to affect the federal income tax attributes of the Subject Certificates as described in the Base Prospectus under the heading "Certain Federal Income Tax Consequences" or the California income tax attributes of the Certificates.

     (x)  At the time of execution and delivery of (A) the Receivables
Purchase Agreement, TMCC had the corporate power and corporate authority to transfer the Receivables and such other property being transferred to the Seller pursuant to the Receivables Purchase Agreement, and (B) the Pooling and Servicing Agreement, the Seller had the corporate power and corporate authority to transfer the Receivables and such other property being transferred to the Trustee pursuant to the Pooling and Servicing Agreement and to cause the transfer of the Subject Certificates to the Underwriters and the Class C Certificates to the placement agents in respect thereof.

     (xi) The Subject Certificates and the Basic Documents each conform in all material respects with the respective descriptions thereof contained in the Registration Statements and the Prospectus.

     (xii)  The statements in the Registration Statements and Base
Prospectus under the heading "Certain Legal Aspects of the Receivables", to the extent that they constitute matters of law or legal conclusions are correct in all material respects.

     (xiii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.

     (xiv) The Receivables constitute "chattel paper" as such term is defined in the California Uniform Commercial Code.

                 (xv) The Initial Registration Statement and any Additional Registration Statement filed with the Commission has been declared effective under the Act, and, to such counsel's knowledge upon due inquiry, no stop order suspending the effectiveness of a Registration Statement has been issued under the Act or proceedings therefor initiated or threatened by the Commission, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of its respective effective or issue date, complied or complies in all material respects with the requirements as to form of the Act and the Rules and Regulations.

     In addition, such counsel shall state that such counsel has participated in conferences with the officers and other representatives of TMCC and the Seller, representatives of the independent public accountants therefor and the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained therein and have not made any independent check or verification thereof, during the course of such participation (relying as to factual matters as to materiality to a large extent upon the statements of officers and other representatives of TMCC and the Seller), such counsel does not believe that any Registration Statement, at the related Effective Time, or any such amendment or supplement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the date thereof (or any such amendment or supplement, as of its respective date) or at the Closing Date included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made,not misleading; it being understood that such counsel need express no opinion as to any financial statements or other financial or statistical data contained in any Registration Statement or the Prospectus.

         (2) The favorable opinion, dated the Closing Date, of Alan F. Cohen, Esq., General Counsel of TMCC and counsel to the Seller, in form and scope to the Representatives and their counsel, to the effect that:

                 (i) Each of the Seller and TMCC is a corporation duly organized, existing and in good standing under the laws of the State of California.

                 (ii) To such counsel's knowledge, each of the Seller and TMCC is duly incorporated or qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which their respective ownership or lease of substantial properties or the conduct of their respective businesses requires such qualification and in which the failure to so qualify and be in good standing would materially adversely affect their respective businesses or financial condition.

                 (iii) To such counsel's knowledge (A) there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the

       Registration Statements, other than those disclosed therein, (B) there are no legal or governmental proceedings to which TMCC is a party or to which any of its property is subject which are not described in TMCC's Annual Report on Form 10-K for the year ended September 30, 1995, or its Quarterly Reports for the quarters ended December 31, 1995 and March 31, 1996, which are required to be disclosed therein other than those disclosed therein and (C) there are no pending legal or governmental proceedings to which the Seller is a party or to which any of its property is subject.

            (iv) To such counsel's knowledge (A) no default exists in the due performance or observance by TMCC of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound, which default would have a material adverse effect on the financial condition, earnings, business affairs, business prospects, properties or results of operations of TMCC and its subsidiaries considered as one enterprise, and (B) other than this Agreement, the purchase agreement relating to the sale of the Class C Certificates and the Basic Documents and the corresponding agreements in connection with the Toyota Auto Receivables 1993-A Grantor Trust and the Toyota Auto Receivables 1995-A Grantor Trust, the Seller is not a party to any material contract, indenture, mortgage, loan agreement, note, lease or other instrument.

            (v) The transfer of the Receivables and the other property of the Trust transferred by TMCC to the Seller pursuant to the Receivables Purchase Agreement, the execution, delivery and performance of the Basic Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any property or assets of TMCC or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which TMCC or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of TMCC or any of its subsidiaries is subject, (B) result in any violation of the provisions of the charter or bylaws of TMCC or (C) to such counsel's knowledge, result in any violation of any applicable law, administrative regulation or administrative or court decree.

            (vi) The transfer of the Receivables to the Trustee acting on behalf of the Trust, the assignment of the security interest of the Seller in the Financed Vehicles, the issuance and sale of the Certificates, and the execution and delivery of this Agreement, the Basic Documents and the Certificates, and the consummation of the transactions contemplated herein and therein will not (A) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any property or assets of the Seller pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Seller is a party or by which it may be bound, or to which any of the property or assets of the

        Seller is subject, (B) result in any violation of the provisions of the charter or bylaws of the Seller or (C) to such counsel's knowledge, result in any violation of any applicable law, administrative regulation or administrative or court decree.

               (vii) Each of the Seller and TMCC has obtained all necessary licenses and approvals under the federal law of the United States and the laws of the State of California to conduct their respective businesses in which the failure to obtain such licenses and approvals would render any Receivable or any other material part of the corpus of the Trust unenforceable or would materially and adversely affect the ability of either the Seller or TMCC to perform any of their respective obligations under, or the enforceability of, either Basic Document.


              (viii) Such counsel is familiar with the standard operating procedures of TMCC relating to the acquisition by TMCC of a first perfected security interest in the automobiles and/or light duty trucks financed by the retail installment sale contracts purchased by TMCC in the ordinary course of its business and relating to the sale to TMCC of such contracts and such security interests in the automobiles or light duty trucks financed thereby in the ordinary course of its business. Assuming that such standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles (and such counsel has no reason to believe that TMCC has not or will not continue to follow its standard procedures in connection with the perfection of first perfected security interests in the Financed Vehicles), TMCC has acquired a first perfected security interest in the Financed Vehicles.

        In connection with the preparation of the Registration Statement and the Prospectus, such counsel notes that Andrews & Kurth L.L.P., in its capacity as counsel with respect to the transaction, has had primary drafting responsibility for the Registration Statement and the Prospectus, including the documents incorporated therein and the documents and agreements described therein, and has given substantive attention thereto and neither such counsel nor members of such counsel's staff have had substantive responsibility for the drafting or review of the Registration Statement or Prospectus. Such counsel or members of such counsel's staff have participated in conferences with the officers and other representatives of TMCC and the Seller, representatives of the independent public accountants therefor and the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, but such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained therein and neither such counsel nor members of such counsel's staff has made any independent check or verification thereof. Based upon the foregoing, such counsel does not believe that any Registration Statement, at the related Effective Time, or any such amendment or supplement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the date thereof (or any such amendment or supplement, as of its respective date) or at the Closing Date included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need not express a belief as to any financial statements or other financial or statistical data contained in any Registration Statement or the Prospectus.

         (3) The favorable opinions, each dated the Closing Date, of Venable, Baetjer, Howard & Civiletti, LLP, special counsel to the Seller and TMCC with respect to the laws of the States of Maryland and Virginia, in form and scope satisfactory to the Representatives and their counsel, to the effect that the blank forms of contracts identified and reviewed by them and attached to such opinion comply, or complied when in use, with all applicable provisions of the law of such state and the regulations promulgated thereunder regarding retail installment sales of motor vehicles.

          (4) The favorable opinion, dated the Closing Date, of Sheppard, Mullin, Richter & Hampton, special California counsel to the Seller and TMCC, in form and scope satisfactory to the Representatives and their counsel, to the effect that, assuming the due authorization, execution and delivery thereof by the parties thereto, each of the Receivables in the form attached to such opinion constitutes the valid, binding and enforceable agreement of the parties thereto; and such Receivables comply as to content and form with all applicable state laws and federal disclosure laws relating to consumer credit, including without limitation, consumer protection laws.

          (5) Reliance letters relating to each opinion rendered to either Rating Agency by (A) Andrews & Kurth L.L.P and (B) Alan F. Cohen, Esq.

          (6) The favorable opinion, dated the Closing Date, of counsel to the Trustee, in form and scope satisfactory to the Representatives and counsel for the Underwriters, to the effect that:

                     (i) The Trustee is a New York banking corporation duly organized and validly existing under the laws of the State of New York, and is duly authorized and empowered to exercise trust powers under applicable law.

                     (ii) The Trustee has full power and authority to execute, deliver and perform its obligations under the Pooling and Servicing Agreement and has taken all necessary action to authorize the execution, delivery and performance of its obligations under the Pooling and Servicing Agreement.

                     (iii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee, and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except that certain of such obligations may be exercisable solely against the estate of the Trust and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws applicable to New York banking corporations affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                    (iv) The Certificates have been duly executed, authenticated and delivered by the Trustee in accordance with the terms of the Pooling and Servicing Agreement.

                    (v) The execution, delivery and performance by the Trustee of the Pooling and Servicing Agreement shall not (a) violate any provision of any law governing the banking or trust powers of the Trustee or, to the best knowledge of such counsel, any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Trustee or any of its assets, (b) shall not violate any provision of the corporate charter or by-laws of the Trustee and
         (c) to the best of such counsel's knowledge, violate any material provision of, constitute, with or without notice or lapse of time, a material default under, or result in the creation or imposition of any lien on any properties of the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which the Trustee is a party.

                    (vi) The execution, delivery and performance by the Trustee of the Pooling and Servicing Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with or the taking of any other action in respect of, any governmental authority or agency regulating the banking or corporate trust activities of the Trustee.

         (7) The favorable opinion of Andrews & Kurth L.L.P., counsel for the Underwriters, dated the Closing Date, with respect to the existence of the Seller and TMCC, the validity of the Certificates and such other related matters as the Representatives shall request and the Seller and TMCC shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (e) The Representatives shall have received a certificate, dated the Closing Date, signed by the President or any Vice President and a principal financial or accounting officer of (i) the Seller in which such officers shall state that, to the best of their knowledge after reasonable investigation, (A) the representations and warranties of the Seller in this Agreement are true and correct, (B) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (C) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge, are contemplated by the Commission, (D) the Additional Registration Statement, if any, satisfying the requirements of Rule 462(b)(1) and Rule 462(b)(3) was filed in accordance with Rule 462(b) (including payment of the applicable filing fee in accordance with Rule 111(a) or Rule 111(b) under the Act) prior to the time the Prospectus was printed or distributed to the Underwriter and (E) subsequent to the date of this Agreement, there has been no material adverse change in the condition, financial or otherwise, or in the business affairs or business prospects of the Seller except as set forth or contemplated in the Prospectus, and (ii) TMCC in which such officers shall state that, to the best of their knowledge after reasonable investigation, (A) the representations and warranties of TMCC in this Agreement are true and correct, (B) TMCC has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and (C) subsequent to the date of this Agreement there has been no material adverse change in the condition, financial or otherwise, or in the business affairs or business prospects of TMCC which would materially and adversely affect the performance by TMCC of its obligations under this Agreement or the Basic Documents.

         (f) The Class A Certificates shall be rated "Aaa" by Moody's and "AAA" by Standard & Poor's.

         (g) The Class B Certificates shall be rated at least "A3" by Moody's and at least "A-" by Standard & Poor's.

         (h) The Class C Certificates are issued simultaneously with the issuance of the Subject Certificates.

         Section 7.  Indemnification and Contribution.

         (a) The Seller and TMCC will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Seller nor TMCC will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Seller by any Underwriter through the Representatives specifically for use therein.

         (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless each of the Seller and TMCC against any losses, claims, damages or liabilities to which the Seller or TMCC may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Seller by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Seller and TMCC in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Seller and TMCC on the one hand and the Class A Certificates Underwriters or the Class B Certificates Underwriters, as applicable, on the other hand, from the offering of the Subject Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller and TMCC on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Seller and TMCC on the one hand and the Class A Certificates Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions received by the Class A Certificates Underwriters, and the relative benefits received by the Seller and TMCC on the one hand and the Class B Certificates Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions received by the Class B Certificates Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or TMCC or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Subject Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Seller and TMCC under this Section shall be in addition to any liability that the Seller or TMCC may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Seller, to each officer of the Seller who has signed any Registration Statement and to each person, if any, who controls the Seller or TMCC within the meaning of the Act.

         Section 8. Default of Underwriters. If any Class A Certificates Underwriter or Underwriters default in their obligations to purchase Subject Certificates hereunder and the aggregate principal amount of Class A Certificates (in the case of the Class A Certificates Underwriters), that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Class A Certificates, and the aggregate principal amount of Class B Certificates (in the case of the Class B Certificates Underwriters) that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Class B Certificates, the Representatives may make arrangements satisfactory to the Seller and TMCC for the purchase of such Class A Certificates or the Class B Certificates, as the case may be, by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Class A Certificates Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Class A Certificates, and the non-defaulting Class B Certificates Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Class B Certificates, in each case that such defaulting Underwriters agreed but failed to purchase. If any such default or defaults occur and such default or defaults exceed 10% of the total principal amount of the Class A Certificates or the Class B Certificates, as the case may be, and arrangements satisfactory to the Seller and TMCC for the purchase of such Subject Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Seller or TMCC, except as provided in Section 9 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         Section 9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller and TMCC or their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Seller, TMCC or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Subject Certificates. If this Agreement is terminated pursuant to Section 8 hereof or if for any reason the purchase of the Subject Certificates by the Underwriters is not consummated, the Seller and TMCC shall remain responsible for the expenses to be paid or reimbursed by the Seller and TMCC pursuant to Section 5(h) hereof and the respective obligations of the Seller, TMCC and the Underwriters pursuant to Section 7 hereof shall remain in effect. If the purchase of the Subject Certificates by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 hereof or the occurrence of any event specified in clause
(iii), (iv) or (v) of Section 6(c) hereof, the Seller and TMCC will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Subject Certificates.

         Section 10. Notices. All communications hereunder will be in writing and, if sent to the Representatives or the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives c/o Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Asset-Backed Syndicate and to Lehman Brothers Inc., 3 World Financial Center, 200 Vesey Street, New York, New York 10285, Attention Fixed Income Syndicate; if sent to the Seller, will be mailed, delivered or telegraphed and confirmed to it at Toyota Motor Credit Receivables Corporation, 19001 South Western Avenue, Torrance, California 90501, Attention: Lloyd Mistele -- President; or if sent to TMCC, will be mailed, delivered or telegraphed and confirmed to it at Toyota Motor Credit Corporation, 19001 South Western Avenue, Torrance, California 90501, Attention: Wolfgang Jahn -- Senior Vice President and General Manager. Notwithstanding the foregoing, any notice to an Underwriter pursuant to Section 7 hereof will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

         Section 12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with the transactions described in this Agreement, and any action taken by the Representatives under this Agreement will be binding upon all the Underwriters.

         Section 13. Representations and Warranties of Underwriters. With respect to any offers or sales of the Subject Certificates outside of the United States (and solely with respect to any such offers and sales) each Underwriter severally and not jointly makes the following representations and warranties:

         (a) Each Underwriter represents and agrees that it will comply with all applicable laws and regulations in each jurisdiction in which it purchases, offers or sells Subject Certificates or possesses or distributes the Prospectus or any other offering material and will obtain any consent, approval or permission required by it for the purchase, offer or sale by it of Subject Certificates under the laws and regulations in force in any jurisdiction to which it is subject or in which it makes such purchases, offers or sales and neither the Seller or TMCC shall have any responsibility therefor;

         (b) No action has been or will be taken by such Underwriter that would permit a public offering of the Subject Certificates or possession or distribution of any offering material in relation to the Subject Certificates in any jurisdiction where action for that purpose is required unless the Seller or TMCC has agreed to such actions and such actions have been taken;

         (c) Each Underwriter represents and agrees that it will not offer, sell or deliver any of the Subject Certificates or distribute any such offering material in or from any jurisdiction except under circumstances which will result in compliance with applicable laws and regulations and which will not impose any obligation on the Seller or TMCC or the Underwriters;

         (d) Such Underwriter acknowledges that it is not authorized to give any information or make any representations in relation to the Subject Certificates other than those contained or incorporated by reference in the Prospectus for the Subject Certificates and such additional information, if any, as the Seller or TMCC shall, in writing, provide to and authorize such Underwriter so to use and distribute to actual and potential purchasers of Subject Certificates;

         (e) Each Underwriter represents and agrees that it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell in Hong Kong, by means of any document, any Subject Certificates other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32) of Hong Kong. Each Underwriter further represents and agrees that, unless it is a person who is permitted to do so under the securities laws of Hong Kong, it has not issued, or had in its possession for the purposes of issuing, and it will not issue, or have in its possession for the purposes of issuing, any advertisement, invitation or document relating to Subject Certificates other than with respect to Subject Certificates intended to be disposed of to persons outside Hong Kong or to persons whose business involves the acquisition, or disposal or holding of securities, whether as principal or agent;

         (f) Each Underwriter has not offered or sold and will not offer or sell any Subject Certificates to persons in the United Kingdom prior to admission of such Securities to listing in accordance with Part IV of the Financial Services Act 1986 ("FSA") except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the FSA;

         (g) Each Underwriter has complied and will comply with all applicable provisions of the FSA with respect to anything done by such Underwriter in relation to the Subject Certificates in, from or otherwise involving the United Kingdom; and

         (h) Each Underwriter will have only issued or passed on and will only issue or pass on in the United Kingdom any document received by us in connection with the issue of the Securities, other than any document which consists of or any part of listing particulars, supplementary listing particulars or any document required or permitted to be published by listing rules under Part IV of the FSA, to a person who is of a kind described in
Article 11(3) of the FSA (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on.

         Section 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         Section 15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Seller and TMCC and the Underwriters in accordance with its terms.

                                       Very truly yours,

                                       TOYOTA MOTOR CREDIT
                                       RECEIVABLES CORPORATION



                                       By:   /s/ Lloyd Mistele
                                           ---------------------------------
                                           Name:  Lloyd Mistele
                                           Title: President


                                       TOYOTA MOTOR CREDIT CORPORATION



                                       By:   /s/ Wolfgang Jahn
                                           ---------------------------------
                                           Name:  Wolfgang Jahn
                                           Title: Senior Vice President and
                                                  General Manager

The foregoing Underwriting
  Agreement is hereby confirmed
  and accepted, as of the date
  first above written:

GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
  As Representatives of the
  several Underwriters

By: GOLDMAN, SACHS  & CO.

  /s/  Goldman, Sachs & Co.
- -------------------------------------
       Goldman, Sachs & Co.

Acting on behalf of themselves
and as the Representatives of
the several Underwriters.

                                  Schedule I-A


                                                                                              Principal Amount of
                                          Underwriter                                        Class A Certificates
                                          -----------                                        --------------------
 Goldman, Sachs & Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $281,167,500

 Lehman Brothers Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        281,167,500

 CS First Boston Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000

 Merrill Lynch, Pierce, Fenner
   & Smith Incorporated  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000

 Salomon Brothers Inc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000

 Chase Securities Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000

 First Chicago Capital Markets, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000

 J.P. Morgan & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000

 Morgan Stanley & Co. Incorporated . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000

 Nomura International plc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000

 SBC Warburg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000

 UBS Securities LLC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000
                                                                                                   ------------

                          Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $722,335,000
                                                                                                   ============

                                  Schedule I-B



                                                                                           Principal Amount of
                                             Underwriter                                  Class B Certificates
                                             -----------                                  --------------------
 Goldman, Sachs & Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $11,316,000

 Lehman Brothers Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $11,316,000
                                                                                                -----------
                  Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $22,632,000
                                                                                                ===========